FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2017
Nonoperating Income (Expense) [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 12:-	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2015	2016	2017

Bank charges	$(168)	$(226)	$(310)
Income (expense) related to hedging activity	2,085	748	(7,101)
Exchange rate income (loss)	(2,082)	(1,122)	1,214

Total income (expenses)	(165)	(600)	(6,197)

Interest income	242	847	1,182

Total financial income (expenses), net	$77	$247	$(5,015)